EX-99.906CERT

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the shareholder report of American Century Government Income Trust (the "Registrant") on Form N-CSR for the period ending March 31, 2015 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 3, 2015

		By:	/s/ Jonathan S. Thomas
Jonathan S. Thomas
President
(chief executive officer)

		By:	/s/ C. Jean Wade
C. Jean Wade
Vice President, Treasurer, and
Chief Financial Officer
(chief financial officer)